     FORM OF SUBSCRIPTION AGREEMENT   SUBSCRIPTION AGREEMENT   FOR QUALIFIED PURCHASERS   JAMESTOWN INVEST 1, LLC   A DELAWARE LIMITED LIABILITY COMPANY   This is a Subscription for   Common Shares of   Jamestown Invest 1, LLC (the “Company”)

  Jamestown Invest 1, LLC 2 Subscription Document   THIS SUBSCRIPTION AGREEMENT (this “Agreement” or this “Subscription”) is   made and entered into as of ________________________, by and between the undersigned   (the “Subscriber” or “you”) and Jamestown Invest 1, LLC, a Delaware limited liability company   (the “Company” or “we” or “us” or “our”), with reference to the facts set forth below.   WHEREAS, subject to the terms and conditions of this Agreement, the Subscriber wishes   to irrevocably subscribe for and purchase (subject to acceptance of such subscription by the   Company) certain Common Shares of the Company (the “Common Shares”), as set forth in   Section 1 and on the signature page hereto, offered pursuant to that certain Offering Circular, dated   as of [most recently filed date] (the “Offering Circular”).   NOW, THEREFORE, in order to implement the foregoing and in consideration of the   mutual representations, warranties, covenants and agreements contained herein and for other good   and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the   parties hereto agree as follows:   1. Subscription for and Purchase of the Common Shares.   1.1 Subject to the express terms and conditions of this Agreement, the Subscriber   hereby irrevocably subscribes for and agrees to purchase the Common Shares (the “Purchase”) in   the amount of the purchase price (the “Purchase Price”) set forth on the signature page to this   Agreement.   1.2 Unless subscribing pursuant to a plan established by Jamestown Invest Manager,   L.P., the Company’s manager (the “Manager”), (i) if a natural person, you must purchase at least   $2,500 in Common Shares in this offering or (ii) if an entity, you must purchase at least $50,000   in Common Shares in this offering at the initial purchase and at least $2,500 at any additional   purchase of Common Shares in this offering or (iii) if a self-directed retirement account, you must   purchase at least $5,000 in Common Shares in this offering at the initial purchase, and at least   $2,500 at any additional purchase of Common Shares in this offering.   The offering of Common Shares is described in the Offering Circular that is available   through the online platform jamestowninvest.com (the “Site”), which is owned and operated by   Jamestown, L.P. (“Jamestown”), an affiliate of the Company, as well as on the SEC’s EDGAR   website. Please read this Agreement, including the Privacy Notice attached hereto as Exhibit A,   the NCPS Offering Disclosure attached hereto as Exhibit B, the Offering Circular, Jamestown’s   operating agreement (the “Operating Agreement”) and the limited partnership agreement of   Jamestown Invest 1 OP, L.P. (the “OP LPA”). While they are subject to change, as described   below, the Company advises you to retain a copy of these documents for your records. By signing   electronically below, you agree to the terms herein together with the Terms of Use, consent to the   Jamestown Privacy Policy, consent to the Privacy Notice attached hereto as Exhibit A, consent to   the NCPS Offering Disclosure attached hereto as Exhibit B, and agree to transact business with us   and to receive communications relating to the Common Shares electronically.   1.3 We have the right to reject this Subscription in whole for any reason. You may not   cancel, terminate or revoke this Agreement, which, if you are an individual, shall survive your

  Jamestown Invest 1, LLC 3 Subscription Document   death or disability and shall be binding upon you, your heirs, trustees, beneficiaries, executors,   personal or legal administrators or representatives, successors, transferees and assigns.   1.4 Once you make a funding commitment for the Purchase of Common Shares, it is   irrevocable until the Common Shares are issued, this Subscription is rejected by us, or we   otherwise determine not to consummate the transaction.   1.5 You have received and read a copy of the Operating Agreement and agree that your   execution of this Subscription constitutes your consent to the Operating Agreement and, upon   acceptance of this Subscription by us, you will become a member of the Company as a holder of   Common Shares. When this Agreement is countersigned by us, the Operating Agreement will be   binding upon you as of the date we accept this Subscription.   2. Purchase of the Common Shares.   2.1 You understand that the Purchase Price is payable with your execution and   submission of this Agreement, and accordingly, agree to submit to Jamestown the Purchase Price   as agreed to by Jamestown on the Site no later than 15 days from your submission of this   Agreement (the “Due Date”). If the Purchase Price has not been received by Jamestown by the   Due Date, we will reject this Subscription in full.   2.2 If this Subscription is accepted by us, you agree to comply fully with the terms of   this Agreement, the Offering Circular and all other applicable documents or instruments of the   Company, including the Operating Agreement. You further agree to execute any other necessary   documents or instruments in connection with this Subscription and the Purchase of the Common   Shares.   2.3 In the event that this Subscription is rejected in full or the offering is terminated,   payment made by you to us for the Common Shares will be refunded to you without interest, and   all of your obligations hereunder shall terminate.   3. Consent for Warehoused Investments. As outlined in the Offering Circular, we expect   to acquire certain investments warehoused by Jamestown or its affiliates until six months after   October 23, 2019 by purchasing at least a majority stake in, and control of, such warehoused   investments from Jamestown or its affiliates. If we have insufficient funds to acquire such   warehoused investments from Jamestown or its affiliates, then, in order to cover the shortfall, we   may obtain a related party loan from, or issue a participation interest to, Jamestown or its affiliates   (“Bridge Financing”). The consideration paid by us with respect to warehoused investments we   acquire from Jamestown or its affiliates shall equal the acquisition cost (including, without   limitation, any legal fees, diligence costs, loan fees, and any other expenses incurred from the   original closing of such warehoused investments) plus any capital expenditures incurred by   Jamestown or its affiliates related to the warehoused investments. Jamestown or its affiliates may   retain minority interests in such warehoused investments, and in such event, Jamestown or its   affiliates will exit such warehoused investments on substantially the same terms and conditions   and at the same time as we do. BASED ON THE FOREGOING AND THE INFORMATION   REGARDING WAREHOUSED INVESTMENTS AND RELATED RISK FACTORS   PROVIDED IN PAGES 56 AND 64 OF THE OFFERING CIRCULAR, YOU CONSENT

  Jamestown Invest 1, LLC 4 Subscription Document   TO (I) OUR ACQUISITION OF INVESTMENTS WAREHOUSED BY JAMESTOWN OR   ITS AFFILIATES UNTIL SIX MONTHS AFTER OCTOBER 23, 2019 AND (II) ANY   BRIDGE FINANCING IN CONNECTION THEREWITH.   4. Investment Representations and Warranties of the Subscriber. You represent and   warrant to Jamestown the following:   4.1 The information that you have furnished to us, including (without limitation) the   information furnished by you to Jamestown upon subscribing using the Site and Exhibit C herein,   including, without limitation, whether you qualify as a “qualified purchaser” as that term is defined   in Regulation A promulgated under the Securities Act of 1933, as amended (the “Act”), is correct   and complete as of the date of this Agreement and, will be correct and complete on the date, if any,   that we accept this subscription. Further, you shall immediately notify us of any change in any   statement made herein or furnished by you on the Site prior to your receipt of our acceptance of   this Subscription. The representations and warranties made by you may be fully relied upon by us   and by any investigating party relying on them. In addition, you agree to provide any additional   documentation Jamestown may reasonably request, including documentation as may be required   by Jamestown to form a reasonable basis that you qualify as a “qualified purchaser” as that term   is defined in Regulation A promulgated under the Act or as may be required by the securities   administrators or regulators of any state or federal authority, to confirm that the Subscriber meets   any applicable minimum financial suitability standards and has satisfied any applicable maximum   investment limits.   4.2 You, if an entity, are, and shall at all times while you hold Common Shares remain,   duly organized, validly existing and in good standing under the laws of the state or other   jurisdiction of the United States of America of your incorporation or organization, having full   power and authority to own your properties and to carry on your business as conducted.   4.3 You, if a natural person, are eighteen (18) years of age or older, competent to enter   into a contractual obligation, and a citizen and resident of the United States of America.   4.4 You have the requisite power and authority to deliver this Agreement, perform the   obligations set forth herein, and consummate the transactions contemplated hereby. You have duly   executed and delivered this Agreement and are authorized to execute and deliver this Agreement   and to perform the obligations herein and to consummate the transactions contemplated hereby.   This Agreement, assuming the due execution and delivery hereof by us, is your legal, valid and   binding obligation enforceable against you in accordance with its terms.   4.5 At no time has it been expressly or implicitly represented, guaranteed or warranted   to you by us or any other person that:   (a) A percentage of profit and/or amount or type of gain or other consideration   will be realized as a result of an investment in the Common Shares; or   (b) Our past performance or experience in any way indicates the predictable or   probable results of the ownership of the Common Shares or the Company.

  Jamestown Invest 1, LLC 5 Subscription Document   4.6 You have received this Agreement, the Offering Circular, the Operating Agreement   and the OP LPA. You and/or your advisors, who are not affiliated with and not compensated   directly or indirectly by us or our affiliates, have such knowledge and experience in business and   financial matters as will enable you to utilize the information received in connection with the   Company and its business to evaluate the merits and risks of an investment, to make an informed   investment decision and to protect your own interests in connection with the Purchase of Common   Shares.   4.7 You understand that the Common Shares being purchased are a speculative   investment which involves a substantial degree of risk of loss of your entire investment in the   Common Shares.   4.8 You understand that any forecasts or predictions as to our performance are based   on estimates, assumptions and forecasts that we believe to be reasonable but that may prove to be   materially incorrect, and no assurance is given that actual results will correspond with the results   contemplated by the various forecasts.   4.9 You are able to bear the economic risk of this investment and, without limiting the   generality of the foregoing, are able to hold this investment for an indefinite period of time. You   have adequate means to provide for your current needs and personal contingencies and have a   sufficient net worth to sustain the loss of your entire investment.   4.10 You have had an opportunity to ask questions of us or anyone acting on our behalf   and to receive answers concerning the terms of this Agreement and the Offering Circular, as well   as about us and our business, and to obtain any additional information that we possess or can   acquire without unreasonable effort or expense, that is necessary to verify the accuracy of the   information contained in this Agreement. All such questions have been answered to your full   satisfaction.   4.11 You understand that no state or federal authority has scrutinized this Agreement or   the Common Shares offered pursuant hereto, has made any finding or determination relating to the   fairness for investment of the Common Shares, or has recommended or endorsed the Common   Shares, and that the Common Shares have not been registered or qualified under the Act or any   state securities laws, in reliance upon exemptions from registration thereunder.   4.12 You understand that the Company has not been registered under the Investment   Company Act of 1940. In addition, you understand that Jamestown is registered as an investment   adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).   4.13 You are subscribing for and purchasing the Common Shares without being   furnished any offering literature, other than the Offering Circular, the Operating Agreement, the   OP LPA and this Agreement, and such other related documents, agreements or instruments as may   be attached to the foregoing documents as exhibits or supplements thereto, or as you have   otherwise requested from us in writing, and without receiving any representations or warranties   from us or our agents and representatives other than the representations and warranties contained   in said documents, and is making this investment decision solely in reliance upon the information   contained in said documents and upon any investigation made by you or your advisors.

  Jamestown Invest 1, LLC 6 Subscription Document   4.14 Your true and correct full legal name, address of residence (or, if an entity, principal   place of business), phone number, electronic mail address, United States taxpayer identification   number, if any, and other contact information are accurately provided on signature page hereto.   You are currently a bona fide resident of the state or jurisdiction set forth in the current address   provided to Jamestown, and have no present intention of becoming a resident of any other state or   jurisdiction. You are subscribing for and purchasing the Common Shares solely for your own   account, for investment purposes only, and not with a view toward or in connection with resale,   distribution, subdivision or fractionalization thereof. You have no agreement or other arrangement,   formal or informal, with any person or entity to sell, transfer or pledge any part of the Common   Shares, or which would guarantee you any profit, or insure against any loss with respect to the   Common Shares, and you have no plans to enter into any such agreement or arrangement.   4.15 You represent and warrant that the execution and delivery of this Agreement, the   consummation of the transactions contemplated hereby and the performance of the obligations   hereunder will not conflict with or result in any violation of or default under any provision of any   other agreement or instrument to which you are a party or any license, permit, franchise, judgment,   order, writ or decree, or any statute, rule or regulation, applicable to you.   4.16 It is our intent to comply with all applicable federal, state and local laws designed   to combat money laundering and similar illegal activities, including the provisions of the Uniting   and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct   Terrorism Act of 2001 (the “PATRIOT Act”), the Bank Secrecy Act, and the Money Laundering   Control Act. You hereby represent, covenant, and agree that, to the best of your knowledge based   on reasonable investigation:   (a) None of your funds tendered for the Purchase Price shall be derived from   money laundering or similar activities deemed illegal under federal or state laws and regulations.   (b) To the extent within your control, none of your funds tendered for the   Purchase Price will cause us or any of our personnel or affiliates to be in violation of federal anti-   money laundering laws, including (without limitation) the Bank Secrecy Act (31 U.S.C. 5311 et   seq.), the Money Laundering Control Act of 1986 or the PATRIOT Act, including the International   Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, and/or any regulations   promulgated thereunder.   (c) When requested by us, you will provide any and all additional information,   and you understand and agree that we may release confidential information about you and, if   applicable, any underlying beneficial owner or Related Person to U.S. regulators and law   enforcement authorities, deemed reasonably necessary to ensure compliance with all applicable   laws and regulations concerning money laundering and similar activities. We reserve the right to   request any information as is necessary to verify your identity and the source of any payment to   the Company. In the event of your delay or failure to produce any information required for   verification purposes, or on the basis of the information provided, your subscription may be   refused.   (d) Neither you, nor any person or entity controlled by, controlling or under   common control with you, any of your beneficial owners, any person for whom you are acting as

  Jamestown Invest 1, LLC 7 Subscription Document   agent or nominee in connection with this investment nor, if you are an entity, any Related Person   is:   (i) a Prohibited Investor;   (ii) a Senior Foreign Political Figure, any member of a Senior Foreign   Political Figure’s “immediate family,” which includes the figure’s parents, siblings,   spouse, children and in-laws, or any Close Associate of a Senior Foreign Political Figure;   (iii) an entity resident in, or organized or chartered under, the laws of a   Non-Cooperative Jurisdiction;   (iv) an entity resident in, or organized or chartered under, the laws of a   jurisdiction that has been designated by the U.S. Secretary of the Treasury under Section   311 or 312 of the PATRIOT Act as warranting special measures due to money laundering   concerns; or   (v) a Foreign Shell Bank, but does not include a regulated affiliate;   (vi) a person or entity who gives you reason to believe that its funds   originate from, or will be or have been routed through, an account maintained at a Foreign   Shell Bank, an “offshore bank,” or a bank organized or chartered under the laws of a Non-   Cooperative Jurisdiction.   (e) For purposes of this Section 3.16, the following definitions apply:   (i) “Close Associate of a Senior Foreign Political Figure” means a   person who is widely and publicly known internationally to maintain an unusually close   relationship with the Senior Foreign Political Figure, and includes a person who is in a   position to conduct substantial domestic and international financial transactions on behalf   of the Senior Foreign Political Figure;   (ii) “Foreign Bank means an organization that (i) is organized under the   laws of a foreign country, (ii) engages in the business of banking, (iii) is recognized as a   bank by the bank supervisory or monetary authority of the country of its organization or   principal banking operations, (iv) receives deposits to a substantial extent in the regular   course of its business, and (v) has the power to accept demand deposits, but does not   include the U.S. branches or agencies of a foreign bank;   (iii) “Foreign Shell Bank” means a Foreign Bank without a presence in   any country.   (iv) “Non-Cooperative Jurisdiction” means any foreign country that has   been designated as non-cooperative with international anti-money laundering principles or   procedures by an intergovernmental group or organization, such as the Financial Task   Force on Money Laundering, of which the U.S. is a member and with which designation   the U.S. representative to the group or organization continues to concur;

  Jamestown Invest 1, LLC 8 Subscription Document   (v) “Prohibited Investor” means a person or entity whose name appears   on (i) the List of Specially Designated Nationals and Blocked Persons maintained by the   U.S. Office of Foreign Assets Control; (ii) other lists of prohibited persons and entities as   may be mandated by applicable law or regulation; or (iii) such other lists of prohibited   persons and entities as may be provided to the Company in connection therewith;   (vi) “Related Person” means, with respect to any entity, any interest   holder, director, senior officer, trustee, beneficiary or grantor of such entity; provided that   in the case of an entity that is a publicly traded company or a tax qualified pension or   retirement plan in which at least 100 employees participate that is maintained by an   employer that is organized in the U.S. or is a U.S. government entity, the term “Related   Person” shall exclude any interest holder holding less than 5% of any class of securities of   such publicly traded company and beneficiaries of such plan;   (vii) “Senior Foreign Political Figure” means a senior official in the   executive, legislative, administrative, military or judicial branches of a foreign government   (whether elected or not), a senior official of a major foreign political party, or a senior   executive of a foreign government-owned corporation. In addition, a Senior Foreign   Political Figure includes any corporation, business or other entity that has been formed by,   or for the benefit of, a Senior Foreign Political Figure.   (f) You hereby agree to immediately notify us if you know, or have reason to   suspect, that any of the representations in this Section 3.16 have become incorrect or if there is any   change in the information affecting these representations and covenants.   (g) You agree that, if at any time it is discovered that any of the foregoing anti-   money laundering representations are incorrect, or if otherwise required by applicable laws or   regulations, we may undertake appropriate actions, and agree to cooperate with such actions, to   ensure compliance with such laws or regulations, including, but not limited to segregation of your   interests in the Common Shares, depositing funds in blocked accounts, and/or redemption of your   Common Shares.   4.17 You represent and warrant that you are either:   (a) Purchasing the Common Shares with funds that constitute the assets of one   or more of the following:   (i) an “employee benefit plan” as defined in Section 3(3) of the U.S.   Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject   to Title I of ERISA;   (ii) an “employee benefit plan” as defined in Section 3(3) of ERISA that   is not subject to either Title I of ERISA or Section 4975 of the Internal Revenue Code of   1986, as amended (the “Code”) (including a governmental plan, non-electing church plan   or foreign plan). You hereby represent and warrant that (a) your investment in us (i) does   not violate and is not otherwise inconsistent with the terms of any legal document   constituting or governing the employee benefit plan; (ii) has been duly authorized and   approved by all necessary parties; and (iii) is in compliance with all applicable laws, and

  Jamestown Invest 1, LLC 9 Subscription Document   (b) neither we nor any person who manages our assets will be subject to any laws, rules or   regulations applicable to you solely as a result of your investment in us;   (iii) a plan that is subject to Section 4975 of the Code (including an   individual retirement account);   (iv) an entity (including, if applicable, an insurance company general   account) whose underlying assets include “plan assets” of one or more “employee benefit   plans” that are subject to Title I of ERISA or “plans” that are subject to Section 4975 of the   Code by reason of the investment in such entity, directly or indirectly, by such employee   benefit plans or plans; or   (v) an entity that (a) is a group trust within the meaning of Revenue   Ruling 81-100, a common or collective trust fund of a bank or an insurance company   separate account and (b) is subject to Title I of ERISA, Section 4975 of the Code or both;   or   (b) Not purchasing the Common Shares with funds that constitute the assets of   any of the entities or plans described in Section 3.17(a)(i) through 3.17(a)(v) above.   4.18 You further represent and warrant that neither you nor any of your affiliates (a) has   discretionary authority or control with respect to our assets or (b) provide investment advice for a   fee (directly or indirectly) with respect to our assets. For this purpose, an “affiliate” includes any   person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or   under common control with the person and “control” with respect to a person other than an   individual means the power to exercise a controlling influence over the management or policies of   such person.   4.19 You confirm that you have been advised to consult with your independent attorney   regarding legal matters concerning us and to consult with independent tax advisers regarding the   tax consequences of investing in us. You acknowledge that you understand that any anticipated   United States federal or state income tax benefits may not be available and, further, may be   adversely affected through adoption of new laws or regulations or amendments to existing laws or   regulations. You acknowledge and agree that we are providing no warranty or assurance regarding   the ultimate availability of any tax benefits to you by reason of the Purchase.   4.20 You consent to (i) our acquisition of investments warehoused by Jamestown or its   affiliates until six months after October 23, 2019 and (ii) any bridge financing in connection   therewith, in each case, as outlined in the Offering Circular.   5. Ownership Limitation. You acknowledge and agree that, pursuant to the terms of the   Operating Agreement, you generally cannot own, or be deemed to own more than 9.8% of the total   number of our Shares. The Operating Agreement includes additional restrictions on ownership,   including ownership that would result in (i) us being “closely held” within the meaning of Section   856(h) of the Code, or (ii) us failing to qualify as a REIT. You also acknowledge and agree that,   pursuant to the terms of the Operating Agreement, your ownership of our Common Shares cannot   cause any other person to violate the foregoing limitations on ownership.

  Jamestown Invest 1, LLC 10 Subscription Document   6. Tax Forms. You certify that the information contained in question 2 of Exhibit C herein,   when submitted to us will be true, correct and complete. You shall (i) promptly inform us of any   change in such information, and (ii) furnish to us a new properly completed and executed form,   certificate or attachment, as applicable, as may be required under the Internal Revenue Service   instructions, the Code or any applicable Treasury Regulations or as may be requested from time to   time by us.   7. No Advisory Relationship. You acknowledge and agree that the purchase and sale of the   Common Shares pursuant to this Agreement is an arms-length transaction between you and us. In   connection with the purchase and sale of the Common Shares, we are not acting as your agent or   fiduciary. We assume no advisory or fiduciary responsibility in your favor in connection with the   Common Shares or the corresponding project investments. Jamestown has not provided you with   any legal, accounting, regulatory or tax advice with respect to the Common Shares, and you have   consulted your own respective legal, accounting, regulatory and tax advisors to the extent you have   deemed appropriate.   8. Bankruptcy. In the event that you file or enter bankruptcy, insolvency or other similar   proceeding, you agree to use the best efforts possible to avoid our being named as a party or   otherwise involved in the bankruptcy proceeding. Furthermore, this Agreement should be   interpreted so as to prevent, to the maximum extent permitted by applicable law, any bankruptcy   trustee, receiver or debtor-in-possession from asserting, requiring or seeking that (i) you be   allowed by us to return the Common Shares to us for a refund or (ii) we be mandated or ordered   to redeem or withdraw Common Shares held or owned by you.   9. Power of Attorney   9.1 By execution of this Agreement, you hereby irrevocably constitute and appoint each   Board Member (as defined in the Operating Agreement), the Manager, and the Liquidating Trustee   (as defined in the Operating Agreement), if any, as your true and lawful agent and attorney in fact,   with full power of substitution and full power and authority in your name, place and stead, to make,   execute, sign, acknowledge, swear to, record, and file: (i) the Operating Agreement and any   amendment to the Operating Agreement that has been adopted as therein provided; (ii) the original   certificate of formation of the Company and all amendments thereto required or permitted by law   or the provisions of the Operating Agreement; (iii) all certificates and other instruments deemed   advisable by the Board (as defined in the Operating Agreement), the Manager or the Liquidating   Trustee to carry out the provisions of the Operating Agreement and applicable law or to permit the   Company to become or to continue as a limited liability company or wherein the members have   limited liability in each jurisdiction where the Company may be doing business; (iv) all   instruments that the Board, the Manager, or the Liquidating Trustee deems appropriate to reflect a   change or modification of the Operating Agreement or the Company in accordance with the   Operating Agreement, including, without limitation, the admission of additional Members (as   defined in the Operating Agreement) or substituted Members pursuant to the provisions of the   Operating Agreement; (v) all conveyances and other instruments or papers deemed advisable by   the Board, the Manager, or the Liquidating Trustee to effect the dissolution and termination of the   Company (consistent with Section 11 of the Operating Agreement); (vi) all fictitious or assumed   name certificates required or permitted (in light of the Company’s activities) to be filed on behalf   of the Company; and (vii) all other instruments or papers that may be required or permitted by law

  Jamestown Invest 1, LLC 11 Subscription Document   to be filed on behalf of the Company that are not legally binding on the Members in their individual   capacity and are necessary to carry out the provisions of the Operating Agreement. The Board or   the Manager shall notify you for which it has exercised a power-of-attorney as soon as practicable   thereafter.   9.2 The foregoing power of attorney: (i) is coupled with an interest, shall be   irrevocable, and shall survive and shall not be affected by the subsequent death, disability, or   incapacity of any Member; (ii) may be exercised by the Board Member, the Manager or the   Liquidating Trustee, as appropriate, either by signing separately as attorney-in-fact for each   Member or by a single signature of the Board Member, the Manager or the Liquidating Trustee, as   appropriate, acting as attorney-in-fact for all of them; and (iii) shall survive the delivery of any   assignment by a Member of the whole or any fraction of its interest in the Company; except that,   where the assignee of the whole of such Member’s interest in the Company will be admitted to the   Company as a substituted Member in accordance with the terms of the Operating Agreement, the   power of attorney of the assignor shall survive the delivery of such assignment for the sole purpose   of enabling the Board Member, the Manager or the Liquidating Trustee, as appropriate, to execute,   swear to, acknowledge and file any instrument necessary or appropriate to effect such substitution.   9.3 You shall execute and deliver to the Company within fifteen (15) days after receipt   of the Company’s request therefor a confirmatory or special power-of-attorney, containing the   substantive provisions of this Section 8.   10. Miscellaneous Provisions.   10.1 This Agreement shall be governed by and construed in accordance with the laws of   the State of Delaware (without regard to the conflicts of laws principles thereof).   10.2 EACH PARTY HERETO, FOR ITSELF AND ON BEHALF OF ITS   AFFILIATES, HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION,   LAWSUIT OR PROCEEDING, WHETHER IN CONTRACT OR IN TORT, RELATING TO   ANY DISPUTE ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR   ANY TRANSACTION DESCRIBED IN THIS AGREEMENT OR TO ANY DISPUTE   BETWEEN THE PARTIES (INCLUDING DISPUTES WHICH ALSO INVOLVE OTHER   PERSONS).   10.3 All notices and communications to be given or otherwise made to you shall be   deemed to be sufficient if sent by electronic mail to your address that you submitted to us via the   Site. You shall send all notices or other communications required to be given hereunder to us via   email at info@jamestowninvest.com (with a copy to be sent concurrently via prepaid certified mail   to: Jamestown, L.P., Attention: Jamestown Invest 1, LLC, 675 Ponce de Leon Avenue, NE, 7th   Floor, Atlanta, Georgia 30308).   Any such notice or communication shall be deemed to have been delivered and received on the   first business day following that on which the electronic mail has been sent (assuming that there   is no error in delivery). As used in this Section 9, “business day” shall mean any day other than a   day on which banking institutions in New York City, New York are legally closed for business.

  Jamestown Invest 1, LLC 12 Subscription Document   10.4 This Agreement, or your rights, obligations or interests hereunder, may not be   assigned, transferred or delegated without our prior written consent. Any such assignment, transfer   or delegation in violation of this Section 9 shall be null and void.   10.5 The parties agree to execute and deliver such further documents and information as   may be reasonably required in order to effectuate the purposes of this Agreement.   10.6 Any term of this Agreement may be amended and the observance of any term of   this Agreement may be waived (either generally or in a particular instance and either retroactively   or prospectively), only with the written consent of each of the parties hereto.   10.7 If one or more provisions of this Agreement are held to be unenforceable under   applicable law, rule or regulation, such provision shall be excluded from this Agreement and the   balance of the Agreement shall be interpreted as if such provision were so excluded and shall be   enforceable in accordance with its terms.   10.8 In the event that either party hereto shall commence any suit, action or other   proceeding to interpret this Agreement, or determine to enforce any right or obligation created   hereby, then such party, if it prevails in such action, shall recover its reasonable costs and expenses   incurred in connection therewith, including, but not limited to, reasonable attorney’s fees and   expenses and costs of appeal, if any.   10.9 This Agreement (including the exhibits and schedules attached hereto) and the   documents referred to herein (including without limitation the Operating Agreement and the OP   LPA) constitute the entire agreement among the parties and shall constitute the sole documents   setting forth terms and conditions of the Subscriber’s contractual relationship with Jamestown with   regard to the matters set forth herein. This Agreement supersedes any and all prior or   contemporaneous communications, whether oral, written or electronic, between you and us.   10.10 This Agreement may be executed in any number of counterparts, or facsimile   counterparts, each of which shall be deemed an original, and all of which together shall constitute   one and the same instrument.   10.11 The titles and subtitles used in this Agreement are used for convenience only and   are not to be considered in construing or interpreting this Agreement. The singular number or   masculine gender, as used herein, shall be deemed to include the plural number and the feminine   or neuter genders whenever the context so requires.   10.12 The parties acknowledge that there are no third-party beneficiaries of this   Agreement, except for our affiliates that may be involved in the issuance or servicing of Common   Shares on the Site, which the parties expressly agree shall be third party beneficiaries hereof.   11. Consent to Electronic Delivery. You hereby agree that we may deliver all offering   circulars, subscription agreements and other offering-related documents, notices, financial   statements, valuations, reports, reviews, analyses or other materials, and any and all other   documents, information and communications concerning our affairs and our investments, required   or permitted to be provided to you under the Operating Agreement or hereunder by means of e-   mail or by posting on an electronic message board or by other means of electronic communication.

  Jamestown Invest 1, LLC 13 Subscription Document   By entering into this Agreement, you consent to receive electronically all documents,   communications, notices, contracts, and agreements arising from or relating in any way to your or   our rights, obligations or services under this Agreement (each, a “Disclosure”) and acknowledging   that you are able to access such documents on the Site. You will receive an electronic notification   via email when a document is ready for access on the Site. You understand that electronic delivery   involves risks related to system or network outages that could impair the timely receipt of or access   to the investment documents listed above. The decision to do business with us electronically is   yours. This document informs you of your rights concerning Disclosures.   (a) Scope of Consent. Your consent to receive Disclosures and transact business   electronically, and our agreement to do so, applies to any transactions to which such Disclosures   relate.   (b) Consenting to Do Business Electronically. Before you decide to do business   electronically with us, you should consider whether you have the required hardware and software   capabilities described below.   (c) Hardware and Software Requirements. In order to access and retain   Disclosures electronically, you must satisfy the following computer hardware and software   requirements: access to the Internet; an email account and related software capable of receiving   email notifications through the Internet; a web browser which is SSL-compliant and supports   secure sessions; software that allows viewing of PDF documents and, in certain circumstances,   additional software such as WinZip or 7-Zip to uncompress a .zip file; and hardware capable of   running this software.   (d) How to Contact Us Regarding Electronic Disclosures. You can contact us   via email at info@jamestowninvest.com. You may also reach us in writing at the following   address: Jamestown, L.P., Attention: Jamestown Invest 1, LLC, 675 Ponce de Leon Avenue, NE,   7th Floor, Atlanta, Georgia 30308. You agree to keep us informed of any change in your email or   home mailing address so that you can continue to receive all Disclosures in a timely fashion. You   also agree to update your registered residence address and telephone number on the Site if they   change. You will save a copy of this Agreement for your records, and you agree and acknowledge   that you can access, receive and retain all Disclosures electronically sent via email or posted on   the Site.   12. Consent to Electronic Delivery of Tax Documents.   (a) Please read this disclosure about how we will provide certain documents   (“Tax Documents”) that we are required by the Internal Revenue Service (the “IRS”) to send to   you in connection with your Common Shares. A Tax Document provides important information   you need to complete your tax returns. Tax Documents include Form 1099. Occasionally, we are   required to send you CORRECTED Tax Documents. Additionally, we may include inserts with   your Tax Documents. We are required to send Tax Documents to you in writing, which means in   paper form. When you consent to electronic delivery of your Tax Documents, you will be   consenting to delivery of Tax Documents, including these corrected Tax Documents and inserts,   electronically instead of in paper form.

  Jamestown Invest 1, LLC 14 Subscription Document   (b) Agreement to Receive Tax Documents Electronically. By executing this   Agreement on the Site, you are consenting in the affirmative that we may send Tax Documents to   you electronically and acknowledging that you are able to access Tax Documents from the Site   which are made available under “My Account”. If you subsequently withdraw consent to receive   Tax Documents electronically, a paper copy will be provided. Your consent to receive the Tax   Documents electronically continues for every tax year until you withdraw your consent.   (c) How We Will Notify You That a Tax Document is Available. You will   receive an electronic notification via email when your Tax Documents are ready for access on the   Site. Your Tax Documents are maintained on the Site through at least October 15 of the applicable   tax year, at a minimum, should you ever need to access them again.   (d) Withdrawal of Consent to Receive Electronic Notices. You can withdraw   your consent before the Tax Document is furnished by emailing or mailing a letter including your   name, mailing address, effective tax year, and indicating your intent to withdraw consent to the   electronic delivery of Tax Documents to:   Jamestown, L.P.   Attention: Jamestown Invest 1, LLC   675 Ponce de Leon Avenue, NE   7th Floor   Atlanta, GA 30308   Email: info@jamestowninvest.com   If you withdraw consent to receive Tax Documents electronically, a paper copy will be provided.   (e) Termination of Electronic Delivery of Tax Documents. We may terminate   your request for electronic delivery of Tax Documents without your withdrawal of consent in   writing in the following instances:    You don’t have a password for your Jamestown account    Your Jamestown account is closed    You were removed from the Jamestown account    Your role or authority on the Jamestown account changed in a manner   that no longer allows you to consent to electronic delivery    We received three consecutive email notifications that indicate your   email address is no longer valid    We cancel the electronic delivery of Tax Documents   (f) You Must Keep Your Contact Information Current With Us. You must   promptly notify us of a change of your email address. If your mailing address, email address,   telephone number or other contact information changes, you may also provide updated information   by contacting us at info@jamestowninvest.com.

  Jamestown Invest 1, LLC 15 Subscription Document   (g) Hardware and Software Requirements. In order to access and retain Tax   Documents electronically, you must satisfy the computer hardware and software requirements as   set forth above in Section 10(c) of this Agreement. You will also need a printer if you wish to print   Tax Documents on paper, and electronic storage if you wish to download and save Tax Documents   to your computer.   13. Limitations on Damages. IN NO EVENT SHALL JAMESTOWN BE LIABLE TO THE   SUBSCRIBER FOR ANY LOST PROFITS OR SPECIAL, CONSEQUENTIAL OR PUNITIVE   DAMAGES, EVEN IF INFORMED OF THE POSSIBILITY OF SUCH DAMAGES. THE   FOREGOING SHALL BE INTERPRETED AND HAVE EFFECT TO THE MAXIMUM   EXTENT PERMITTED BY APPLICABLE LAW, RULE OR REGULATION.   14. Authority. By executing this Agreement, you expressly acknowledge that you have   reviewed this Agreement and the Offering Circular for this particular subscription.   [Signature page to follow]

  Jamestown Invest 1, LLC 16 Subscription Document   IN WITNESS WHEREOF, you or your duly authorized representative(s), have hereby   executed and delivered this Agreement, including the Power of Attorney contained therein, and   delivered herewith the Purchase Price, as of the date set forth above.   THE SUBSCRIBER:      $____________________________________    Purchase Price   _____________________________________   Date of Submission         _____________________________________   Name of Subscriber   (Please type or print)      _____________________________________   Type of Entity   (if applicable)      _____________________________________   U.S. Taxpayer Identification Number   (SSN)      _____________________________________   Employer Identification Number   (EIN; if applicable)      _____________________________________   Telephone      _____________________________________   Email Address      _____________________________________   _____________________________________   _____________________________________   Address of Subscriber                     _____________________________________   Signature of Subscriber   _____________________________________   Custodial Signatory   (if investing through an IRA or other   custodial account)      _____________________________________   Name of Person Signing on behalf of   Subscriber   (if applicable)   _____________________________________   Name of Person Signing on behalf of   Subscriber   (if applicable and investing through an IRA or   other custodial account)      _____________________________________   Title   (if applicable)      _____________________________________   Title   (if applicable and investing through an IRA or   other custodial account)

  Jamestown Invest 1, LLC 17 Subscription Document   AGREED AND ACCEPTED BY   JAMESTOWN INVEST 1, LLC   a Delaware limited liability company      By: JAMESTOWN INVEST MANAGER, L.P.,    a Delaware limited partnership    its manager       By: Jamestown Properties Corp.,    a Georgia corporation    its general partner          By: ___________________________________       ___________________________________    Authorized Signatory         Date: _____________      Jamestown Invest 1, LLC   Jamestown, L.P.   675 Ponce de Leon Avenue, NE   7th Floor   Atlanta, GA 30308   info@jamestowninvest.com               (Signature Page to Subscription)

  Jamestown Invest 1, LLC 18 Subscription Document   Exhibit A   Privacy Notice   As required under the privacy notice and disclosure regulations promulgated by the U.S. Securities   and Exchange Commission under Regulation S-P, the Gramm-Leach-Bliley Act, and other   applicable data privacy laws and regulations, we are providing this notice to our investors in order   to inform you of our privacy policies and practices with respect to your personal information, and,   in the case of institutions, that of your beneficial owners, employees, or consultants (“personal   data”). By becoming a Subscriber, you are permitting us to collect and process the personal data   that you provide to us in the Subscription, or that you otherwise provide to us, in accordance with   this Privacy Notice in connection with our providing a financial product or service to you. Your   use of other services or products offered by us may be subject to other terms and conditions. For   purposes of this Privacy Notice, processing means and includes any operation or set of operations   that are performed on personal data or on sets of personal data, whether or not by automated means,   such as collection, recording, organization, structuring, storage, adaptation or alteration, retrieval,   consultation, use, disclosure by transmission, dissemination or otherwise making available,   alignment or combination, restriction, erasure or destruction. Unless otherwise specifically   provided, all capitalized terms herein shall have the meanings ascribed to such terms in the   Subscription to which it is attached.   Information Collection and Use   In connection with the formation and ongoing activities of the offering, we collect and maintain   certain personal data about our investors, such as name, address, phone number, email address, tax   identification number, financial account information, commercial information, and/or professional   and employment information, from the following sources:   1. information we receive from you on subscription agreements, investor   questionnaires, other forms, or that you otherwise submit to us or contracts that you   enter into with us;   2. information about your transactions with us, our affiliates,1 and nonaffiliated third   parties;2 and   3. information obtained from meetings and telephone conversations with you.   We and our affiliates and nonaffiliated third parties collect, use and process such personal data in   connection with the following:   1. the acceptance of your offer to purchase Common Shares;   2. the issuance of Common Shares to you;      1 Affiliates are companies related by common ownership or control; they can be financial and nonfinancial companies.   2 Nonaffiliates are companies not related by common ownership or control; they can be financial and nonfinancial   companies.

  Jamestown Invest 1, LLC 19 Subscription Document   3. the processing and management of the Common Shares, including processing   payments and distributions, accounting, auditing, reporting to you, as well as   reporting to third party service providers and appropriate government entities,   including tax authorities and other governmental and regulatory agencies;   4. acting in compliance with our legal obligations, rights, and interests and with the   terms of the Offering Circular, including with respect to anti-money laundering,   sanctions checks and suitability;   5. sending marketing or promotional communications relating to our business,   products or services to you; and   6. preventing fraud, responding to judicial process and subpoenas, and complying   with federal, state, and local laws, as well as regulatory requirements.   Information Sharing and Disclosure   We may disclose such personal data to our affiliates and nonaffiliated third parties who may use,   and they may disclose such personal data to us that we may use, as permitted by law and in   accordance with the agreements governing your investment in our funds and with such third   parties, including:   1. other service providers to our investment funds, such as accounting, legal, and tax   preparation services;   2. transfer agents, portfolio companies, brokerage firms, platform providers, escrow   agents, account managers, and the like in connection with processing payments and   distributions, including to our limited partners;   3. other third party service providers we may engage to provide services such as   marketing, advertising, communications, customer service, infrastructure and   information technology services, and others as appropriate; and   4. for purposes of preventing fraud, responding to judicial process and subpoenas, and   complying with federal, state, and local laws.   If one of the foregoing service providers needs to access personal data to perform services on our   and your behalf, they are only authorized to collect, use, disclose, and store the personal data as   described in our contract with them, including requirements to maintain reasonable security   procedures.   We do not sell your personal data to third parties, and we do not sell, rent, or share your personal   data with third parties for such third parties’ direct marketing.   Security   To protect your personal data from unauthorized access and use, we use security measures that   comply with federal law. These measures include computer safeguards and secured files and   buildings. We restrict access to personal data to those employees, affiliates, and agents who have

  Jamestown Invest 1, LLC 20 Subscription Document   a need to know the information to enable us to provide our services to you. We maintain physical,   electronic, and procedural safeguards reasonably designed to protect the personal data while it is   within our control.   Retention and Disposal   The personal data may be stored in our technology systems or those of our service providers, or in   paper files. We will delete the personal data ten (10) years after liquidation of the applicable   investment fund, or when you withdraw your consent or request erasure, to the extent that we are   not legally required or otherwise permitted to continue to hold such data. We may retain such   personal data for an additional period to the extent deletion would require us to overwrite our   automated disaster recovery backup systems or to the extent we deem it necessary to assert or   defend legal claims during any relevant retention period.   How to Access and Control Your Personal Information   Where appropriate and where required by applicable law, we will provide individuals with the   following rights with respect to such individual’s personal data: (1) the right to access such   personal data, (2) the right to correct or erase such personal data, (3) the right to restrict the   processing of such personal data, (4) the right to object to the processing of such personal data, (5)   the right to portability of such personal data and (6) the right to not be subject to discrimination   for exercising your rights with respect to your personal data.   You can exercise your rights with respect to your personal data by contacting   privacy@jamestownlp.com. To the extent we are processing the personal data based on your   consent, you may withdraw such consent at any time, provided that such personal data is not   required in connection with your investment in the Common Shares. You may unsubscribe from   our marketing communications by clicking on the “unsubscribe” link in such email   communications.   If you do not wish to provide us with the personal data as required by the Subscription documents   and applicable legal obligations and requirements, we will not be able to accept you as an investor.   If you are an existing investor and you object to the further processing of the already shared   personal data or request erasure of such personal data, we may be required to redeem your shares   or to hold in escrow all distributions that would otherwise be made to you.   Changes to This Policy   We may periodically modify this Privacy Policy and will promptly provide such updates to you in   a manner consistent with other communications with you, for example, via electronic means such   as making it available to you through the investor portal. By communicating and conducting   transactions with us via the investor portal, you acknowledge and agree to receive the policy   updates by this method as a necessary part of obtaining our products and service. We will keep   prior versions of this policy which you may request via email to privacy@jamestownlp.com.

  Jamestown Invest 1, LLC 21 Subscription Document   Contact Us   Your information is controlled by Jamestown, L.P. If you have any questions about this Privacy   Notice, please direct your inquiry to Jamestown, L.P., 675 Ponce de Leon Avenue NE, 7th Floor,   Atlanta, Georgia, Attention: General Counsel, or via email to privacy@jamestownlp.com.

  Jamestown Invest 1, LLC 22 Subscription Document   Exhibit B   NCPS OFFERING DISCLOSURE   North Capital Private Securities Corporation (“NCPS”), a broker-dealer registered with the U.S.   Securities and Exchange Commission and a member of FINRA and SIPC, has been appointed as a   placement agent for the company’s (“Issuer”) private placement or other exempt offering (the   “Offering”) of debt, equity or hybrid securities (the “Securities”) described in the Issuer’s offering   documents (the “Offering Materials”). Prospective investors should read and understand the   following disclosures, which are provided by NCPS in addition to the disclosures in the Offering   Materials provided by the Issuer.   NCPS WILL RECEIVE FEES. NCPS, collectively with its associated persons, shall receive   transaction fees of 0.60% of the value of Securities sold by NCPS in the Offering, in addition to   certain costs and expenses.   NCPS DOES NOT MAKE INVESTMENT RECOMMENDATIONS OR GIVE   INVESTMENT ADVICE. NCPS does not give investment advice and does not make investment   recommendations to any investors. No communications in any medium should be construed as a   recommendation to purchase any Securities in the Offering. NCPS is not recommending that you   purchase Securities in the Offering. NCPS does not provide “due diligence” on an investor’s behalf   and is not responsible for investors’ investment decisions.   NCPS IS NOT YOUR ADVISOR. NCPS is not your advisor, is not a fiduciary, and does not offer   investment advice to any investor. NCPS recommends that you seek advice from and consult with a   registered investment advisor, attorney, accountant, or other licensed professionals who have the   expertise to help you understand and assess the risks associated with the Securities.   NCPS HAS NOT INDEPENDENTLY VERIFIED ANY MATERIALS ASSOCIATED WITH   THE OFFERING. The Offering Materials have been prepared solely by the Issuer, and any materials   prepared by NCPS were created in reliance on the Offering Materials and reviewed and approved by   the Issuer. All statements, representations, and other information contained therein are the sole   responsibility of the Issuer and are believed by NCPS to be materially correct and free of material   omissions.   DISCLAIMER OF VALUATION. NCPS does not independently verify any valuation of the   Securities, including, without limitation, any methodology or information in support thereof, and any   such valuation does not constitute an opinion from NCPS such as on the Issuer’s current or future   business performance or otherwise. The Securities are not publicly traded and no market exists (and   may never exist) for the Securities; there is no actual market price for the Securities.   NCPS AND PROSPECTIVE INVESTORS HAVE MATERIAL CONFLICTS OF INTEREST.   NCPS is an agent of the Issuer and it receives transaction fees based on the volume of Securities sold   by it and its associated persons in the Offering.   INVESTMENT IN THE SECURITIES IS HIGH-RISK. All exempt offerings, including the   Offering, are considered to be high-risk due to their limited liquidity and required disclosures   compared to public, registered, listed offerings. The Issuer has a limited operating history, and as   such, any projections, forecasts, and/or extrapolations are hypothetical and subject to change. Any   investment in Securities issued by the Issuer is, by definition, speculative and high-risk. Prospective

  Jamestown Invest 1, LLC 23 Subscription Document   investors should understand that they may lose their entire investment. Prospective investors should   carefully review the Offering Materials for a complete discussion of risk factors.   THE SECURITIES BEING OFFERED ARE ILLIQUID, RESTRICTED SECURITIES. The   Securities are illiquid and are subject to federal and state restrictions on resale. Prospective investors   should not assume they will ever be able to resell or transfer their Securities.   SUBMITTING A COMPLAINT. Should any investor have a complaint about NCPS, its partners,   or the Offering, complaints can be filed using the complaint form located at the bottom of the page   in the footer menu of NCPS’s website at https://www.northcapital.com.      DATA COLLECTION   NCPS and its designated agents and representatives will collect and retain information, records and   data in connection with your investment in the Offering, and will share such information with its   partners as appropriate, required or advisable to facilitate the transactions contemplated by the   Offering and to comply with applicable legal and regulatory obligations. Visit NCPS’s website at   https://www.northcapital.com for NCPS’s privacy policy, which is incorporated into this Offering   Disclosure by reference.

  Jamestown Invest 1, LLC 24 Subscription Document   Exhibit C   INVESTOR QUALIFICATION QUESTIONNAIRE   Qualified Purchaser Status   (1) I hereby represent, by checking the appropriate box below and initialing alongside the   box, that the following is true:   Initial: _____ ☐ My investment IS NOT more than 10% of the greater of   my annual income or net worth (for natural persons), or   10% of the greater of my annual revenue or net assets at   fiscal year-end (for non-natural persons).   For example, my investment is $5,000, and my annual   income or net worth is more than $50,000.   Initial: _____ ☐ My investment IS more than 10% of the greater of my   annual income or net worth (for natural persons), or 10%   of the greater of my annual revenue or net assets at fiscal   year-end (for non-natural persons).   For example, my investment is $10,000, and each of my   annual income and net worth is less than $100,000.   Tax Certification   (2) I hereby certify, under the penalties of perjury, that the information indicated below is   true, correct and complete.   Initial: _____ (a) The taxpayer identification number (SSN/EIN)   shown on this subscription agreement is my correct   identification number; and    i. I am exempt from backup withholding, or    ii. I have not been notified by the Internal Revenue   Service (IRS) that I am subject to backup   withholding as a result of a failure to report all   interest or dividends, or    iii. the IRS has notified me that I am no longer   subject to backup withholding; and   Initial: _____ (b) I am a United States citizen and United States   resident or an entity that is organized in the United   States under the laws of the United States.

  Jamestown Invest 1, LLC 25 Subscription Document   Employee Status   (3) Are you a current employee of Jamestown or any of its affiliates or a member of a   Jamestown or a Jamestown affiliate’s employee’s household? For the purposes of this   question 3, “household” includes the employee’s family members or other persons with   whom the employee shares a household or who principally rely on the employee for   financial support, regardless of where those persons reside, and certain entities over   which the employee has control or influence.    Yes  No  (If yes, please describe below.)

  Jamestown Invest 1, LLC 26 Subscription Document   JAMESTOWN INVEST 1, LLC   SUPPLEMENTAL INFORMATION FOR ENTITY INVESTORS   If you submitted a Subscription Agreement on behalf of entity, please upload the following   documents to your account at https://marketplace.jamestowninvest.com/dashboard/documents or   by using the attachment link below:      Limited Liability Company       Certificate of Formation or Articles of Organization from the State    Operating Agreement or Limited Liability Company Agreement    Entity Data Sheet    Supplemental Data Sheet for (i) each beneficial owner of 20% or more of the Entity   Investor and (ii) each required signatory (other than person signing Subscription   Agreement)      Corporation       Certificate of Incorporation or Articles of Incorporation from the State    By-Laws    Entity Data Sheet    Supplemental Data Sheet for (i) each beneficial owner of 20% or more of the Entity   Investor and (ii) each required signatory (other than person signing Subscription   Agreement)      Limited Partnership/General Partnership       Certificate of Formation or Certificate of Partnership from the State    Partnership Agreement    Entity Data Sheet    Supplemental Data Sheet for (i) each beneficial owner of 20% or more of the Entity   Investor and (ii) each required signatory (other than person signing Subscription   Agreement)      Trusts       Full Trust Document or Certificate of Trust    Entity Data Sheet    Supplemental Data Sheet for each trustee (other than person signing Subscription   Agreement)         _______ I agree to provide the required documents above to Jamestown Invest by attaching   them using the link below or by uploading them to my Jamestown Invest account,   prior to the completion of my subscription.

  Jamestown Invest 1, LLC 27 Subscription Document   ENTITY DATA SHEET      _____________________________________   Name of Entity Investor   _____________________________________   Form of Ownership   (Entity type)         _____________________________________   Date of Incorporation or Formation         _____________________________________   _____________________________________   _____________________________________   Address of Entity Investor      _____________________________________   Telephone         _____________________________________   Email Address            In the boxes below please provide the Full Name, Email Address and Phone Number for ALL of   the following persons associated with the Entity Investor:    Beneficial Owners with 20% or greater ownership in the Entity Investor    Required Signatories (if required by entity documentation)    Trustees (only applicable for Trusts)      Number of beneficial owners, required signatories, and trustees of the Entity Investor:   □ 1 □ 4   □ 2 □ 5   □ 3 □ Other: _____         Name Email Phone Type    □ 20% Owner   □ Req. Sig   □ Trustee    □ 20% Owner   □ Req. Sig   □ Trustee    □ 20% Owner   □ Req. Sig   □ Trustee    □ 20% Owner   □ Req. Sig   □ Trustee    □ 20% Owner   □ Req. Sig   □ Trustee

  Jamestown Invest 1, LLC 28 Subscription Document   JAMESTOWN INVEST 1, LLC   Your signature on this signature page evidences your agreement to be bound by the terms   of the Subscription Agreement and the Company Agreement, and permits the Board or the   Manager to execute the Company Agreement as your attorney-in-fact.      $____________________________________   Amount of Subscribed Funds   _____________________________________   Date of Submission               _____________________________________   Signature on behalf of Entity Investor   _____________________________________   Name of Person Signing on behalf of   Entity Investor

  Jamestown Invest 1, LLC 29 Subscription Document   JAMESTOWN INVEST 1, LLC   SUPPLEMENTAL DATA SHEET FOR BENEFICIAL OWNERS/TRUSTEES/   REQUIRED SIGNATORIES      Beneficial Owner/Required Signatory/Trustee:      _____________________________________   Full Legal Name   _____________________________________   Date of Birth      _____________________________________   Social Security Number      _____________________________________   Percentage of Entity Investor Owned   _____________________________________   Telephone      _____________________________________   Email Address      _____________________________________   _____________________________________   _____________________________________   Residential Address         Are you an associated person of a registered broker-dealer?         Are you a current employee of Jamestown or any of its affiliates or are you a member of a   Jamestown or a Jamestown affiliate’s employee’s household? (NOTE: For the purposes of this   question, “household” includes the employee’s family members or other persons with whom the   employee shares a household or who principally rely on the employee for financial support,   regardless of where those persons reside, and certain entities over which the employee has   control or influence.)       Yes  No  (If yes, please describe below.)         Signature:   Your signature on this signature page evidences your agreement to be bound by the terms   of the Subscription Agreement and the Company Agreement, and permits the Board or the   Manager to execute the Company Agreement as your attorney-in-fact.      _____________________________________   Signature of Required Signatory or Trustee   _____________________________________   Date of Submission      Yes  No 